EX-99.906


                Certification Pursuant to 18 U.S.C. Section 1350,
                       as Adopted Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

         In conjunction with the Annual Report to Shareholders on Form N-CSR of Neuberger Berman Advisers Management Trust (the "Trust") for the fiscal period ended December 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), Peter E. Sundman, as Chief Executive Officer of the Trust, and John M. McGovern, as Treasurer, Principal Financial and Accounting Officer of the Trust, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
                  Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


         Date:  February 28, 2007



         /s/ Peter E. Sundman
         --------------------
         Peter E. Sundman
         Chief Executive Officer
         Neuberger Berman Advisers Management Trust




         /s/ John M. McGovern
         --------------------
         John M. McGovern
         Treasurer, Principal Financial and Accounting Officer
         Neuberger Berman Advisers Management Trust